UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

November 30, 2015

NEVADA GOLD & CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

133 E Warm Springs Road, Suite 102 Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

(702) 685-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition

On November 30, 2015, Nevada Gold & Casinos, Inc. (the “Company”) announced that it had completed its acquisition (the “Acquisition”) of the Club Fortune Casino in Henderson, Nevada. On December 3, 2015, the Company filed a Current Report on Form 8-K (the “Current Report”) to report the completion of the Acquisition. Under the applicable rules promulgated by the Securities and Exchange Commission, the Company may file the financial statements and pro forma information required by Item 9.01 by filing an amendment to the Current Report not later than 71 calendar days after the date the Current Report was filed. The sole purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01.

Item 9.01. Financial Statements and Exhibit s

(a) Financial Statements of Businesses Acquired

The following financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Balance sheets as of December 31, 2014 and 2013 for Gaming Ventures of Las Vegas, Inc. dba Club Fortune Casino and the related statements of income, changes in stockholders’ equity, and cash flows for the years then ended and the related notes to the financial statements.

•	Balance sheets as of October 31, 2015 and December 31, 2014 for Gaming Ventures of Las Vegas, Inc. dba Club Fortune Casino and the related statements of income, changes in stockholders’ equity, and cash flows for the ten months then ended and the related notes to the financial statements.

(b) Unaudited Pro Forma Financial Information

The following pro forma financial information is attached hereto as Exhibit 99.3 and incorporated herein by reference.

•	Unaudited Pro Forma Balance Sheet as of October 31, 2015
•	Unaudited Pro Forma Statement of Operations for the six months ended October 31, 2015 and the twelve months ended April 30, 2015

(d) Exhibit s

2.1 (1)	Asset Purchase Agreement and Exhibit s dated May 22, 2015 among Gaming Ventures of Las Vegas, Inc., as sellers, and Nevada Gold & Casinos LV, LLC, as purchaser.

23.1	Consent of RSM US LLP

99.1*	Press Release dated November 30, 2015 reporting the completion of the Acquisition

99.2	Financial Statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

(1)	Incorporated by reference from Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2015.

*	Previously furnished as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: February 12, 2016	By:	/s/ James D. Meier
James D. Meier
Vice President and CFO

INDEX TO Exhibit S

Item	Exhibit

2.1 (1)	Asset Purchase Agreement and Exhibit s dated May 22, 2015 among Gaming Ventures of Las Vegas, Inc., as sellers, and Nevada Gold & Casinos LV, LLC, as purchaser.

23.1	Consent of RSM US LLP

99.1	Press Release dated November 30, 2015 reporting the completion of the Acquisition

99.2	Financial Statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)